Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the "Company"), does hereby certify that:

1.  The accompanying Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Associated Banc-Corp Profit Sharing & 401(k) Plan of the Company on Form 11-K for the period ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Gallagher
Robert C. Gallagher Chairman of the Board June 26, 2003

/s/ Paul S. Beideman
Paul S. Beideman Chief Executive Officer June 26, 2003

/s/ Joseph B. Selner
Joseph B. Selner Chief Financial Officer June 26, 2003